        Dean Heller
        Secretary of State
        206 North Carson Street
        Carson City, Nevada 89701-4299
        (775) 684 5708
        Webside: secretaryofstate.biz

ARTICLES OF INCORPORATION	Filed #32971-04
(PERSUANT TO NRS 78)	Dec 08, 2004

/s/ Dean Heller
Dean Heller
Secretary of state

Important: Read attached instructions before completing form.                                    ABOVE SPACE IS FOR OFFICE USE ONLY.

1.	Name of Corporation:	BERNARD HALDANE ASSOCIATES INC.
2.	Resident Agent Name and Street Address: (must be nevada adress where process may be served)
JANET TROST
Name
2251 S. JONES BLVD SUITE 121                                                      LAS VEGAS       Nevada               89146
Street Address                             City             State          Zip Code
______________________________________________________________________
Optional mailing Address                                                                  City                                 State          Zip Code

3.	Shares: (number of shares corporation authorized to issue)	Number of shares with par value: 100,000,000 Par Value: $ ..001 Number of shares without par value
(number of shares corporationn authorized to issue)
4.	Names &Addresses of Board of Directors/Trustees (attach additional pages oif there is more than 3 directors/trustees)	1. M. MANCINI Name 11757 KATY FREEWAY, SUITE 1300 HOUSTON TX 77079 Street Address City State Zip Code
5.	Purpose: (Optional-see instructions)	The purpose of this Corporation shall be: HOLDING COMPANY
6.	Names, Address and Signature of Incorporator: (attach additional pages if there is more than 1 incorporator)	M. MANCINI /s/M.MANCINI Name Signature 11757 KATY FREEWAY, SUITE 1300 HOUSTON TX 77079 Address City State Zip Code
7.	Certificate of Acceptence of Appointment of Resident Agent:
I hereby accept appointment as Resident Agent for the above named corporation.
CSC Services of Nevada, Inc.
By: _/s/ JANET TROST      ______________________                                             12/07/04
Authorized Signature of R.A. or On Behalf of R.A Company        Date

This form must be accompanied by approriate fees. See attached fee schedule.